MRC Global®

Earnings Presentation

Second Quarter 2025

August 6, 2025

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will", "expect", "look forward", "guidance", "targeted", "goals", and similar expressions are intended to identify forward-looking statements , including, for example, statements about the merger (as defined below), future events, plans and anticipated results of the operations, business strategies, the anticipated benefits of the merger, the anticipated impact of the merger on the combined company's business and future financial operating results, the expected amount and timing of synergies from the mergers, the anticipated closing date for the merger.

Statements about the DNOW-MRC Global merger (the "merger"), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the merger, the anticipated impact of the merger on the combined company's business and future financial operating results, the expected amount and timing of synergies from the merger, the anticipated closing date for the merger, the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated August 6, 2025.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income or Net Income from Continuing Operations (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income from continuing operations)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Net debt leverage ratio & Net debt leverage ratio including preferred shares**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary | Financial Highlights

2Q 2025

Announced combination with DNOW on June 26

- Expected to create a premier energy & industrial solutions provider
- **$5.3B** in combined pro forma revenue on TTM basis
- **$70M** of estimated **annual cost** synergies within 3 years of closing
- Anticipated closing in 4Q 2025

Sequential Revenue Growth

- 2Q 2025: **$798M**, grew **12%** from 1Q 2025
- By sector
  - PTI surged **26%**
  - Gas Utilities rose **10%**
  - DIET up **1%**
- By segment
  - U.S. grew **11%**
  - International improved **16%**

Solid Margins

- Net income
  - **$13M**, or **1.6%** of sales
- Adjusted EBITDA
  - **$54M**, or **6.8%** of sales
- Gross Profit
  - **$151M**, or **18.9%** of sales
- Adjusted Gross Profit
  - **$172M**, or **21.6%** of sales

Returned Cash to Shareholders

- **$15M** of shares repurchased in 2Q

Balance Sheet Strength

- Net debt leverage ratio of **2.2x**
- Liquidity **$574M**
- Cash **$75M**

Operating Cash – Continuing Operations

- **$46M** used in 2Q due primarily to inventory purchases and higher receivables commensurate with increased revenue

Cost Management and Working Capital Efficiency

- SG&A **$130M**, or **16.3%** of sales
- Adjusted SG&A **$124M**, or **15.5%** of sales
- Net working capital to TTM sales ratio of **14.2%**

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated August 6, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.

Revenue Composition - 2Q 2025


By Geographic Segment
International
18%
US
82%
US by Sector
DIET
25%
Gas
Utilities
45%
PTI
30%
By End-Market Sector
PTI
35%
Gas Utilities
37%
DIET
28%
International
by Sector
DIET
44%
PTI
56%
By Product Group
Valves, Automation, Measurement & Instrumentation
37%
Gas Products
26%
Carbon Fittings & Flanges
13%
Line Pipe
12%
General Products
8%
Stainless Steel & Alloy Pipe & Fittings
4%

Sequential Revenue Changes by Business Sector

($ millions)

Gas Utilities



$273
+10%
$299
1Q25
2Q25

Sales increased $26M, or 10% , driven by:

- Increased customer spending for construction projects
- Project wins

DIET



$220
+1%
$223
1Q25
2Q25

Sales increased $3M, or 1%, driven by:

- Wind energy projects in Norway and mining projects in Australia
- U.S. DIET unchanged

PTI



$219
+26%
$276
1Q25
2Q25

Sales increased $57M, or 26%, driven by:

- U.S. midstream pipeline projects and the scaling of a key customer contract
- Project deliveries in the Middle East and Norway

Quarterly Financial Performance - GAAP

($ millions, except per share data)

Sales


$799
$712
$798
$1,576
$1,510
2Q24
1Q25
2Q25
YTD 2024
YTD 2025

Gross Profit & % Margin


$169
$142
$151
$328
$293
21.2%
19.9%
18.9%
20.8%
19.4%
2Q24
1Q25
2Q25
YTD 2024
YTD 2025

Net Income From Continuing Operations & % Margin


$30
$8
$13
$50
$21
3.8%
1.1%
1.6%
3.2%
1.4%
2Q24
1Q25
2Q25
YTD 2024
YTD 2025

Diluted EPS from Continuing Operations


$0.28
$0.09
$0.15
$0.44
$0.24
2Q24
1Q25
2Q25
YTD 2024
YTD 2025

Quarterly Financial Performance - Adjusted

($ millions)

Adjusted Gross Profit & % Margin[1]


$180
$153
$172
22.5%
21.5%
21.6%
2Q24
1Q25
2Q25
$350
$325
22.2%
21.5%
YTD 2024
YTD 2025

Adjusted EBITDA & % Margin[1]


$65
$36
$54
8.1%
5.1%
6.8%
2Q24
1Q25
2Q25
$122
$90
7.7%
6.0%
YTD 2024
YTD 2025

Adjusted Net Income from Continuing Operations[1]


$33
$12
$22
2Q24
1Q25
2Q25
$57
$34
YTD 2024
YTD 2025

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility

($ millions)

Total Debt (plus preferred shares)



$507
Preferred shares
Debt
$371
$449
2Q24
1Q25
2Q25

	2Q24	1Q25	2Q25
Net Debt[1]:	$103	$308	$374
Preferred shrs:	$355	N/A	N/A
Net debt leverage[1]:	1.9x	1.7x	2.2x

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix. 2Q24 net debt leverage ratio includes preferred shares, which were repurchased in 3Q24.

Capital Structure

June 30, 2025	
Cash and Cash Equivalents	**$ 75**
Total Debt (including current portion):	
Global ABL Facility due 2029	106
Term Loan B due 2031, net of discount	343
Total Debt	$ 449
Total stockholders' equity	536
Total Capitalization	**$ 985**
Liquidity	**$ 574**

Cash Flow Provided by (Used in) Continuing Operations



$60
$21
$(46)
$96
$(25)
2Q24
1Q25
2Q25
YTD 2024
YTD 2025

Net Working Capital to Sales Ratio[2]



14.8%
11.7%
14.2%
2Q24
1Q25
2Q25

2. Working capital to sales ratio is defined as working capital from continuing operations (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook – 2025 Annual Targets

Profitability

- **Revenue from 2024**
  - Low to high-single digit increase
- **Adjusted Gross Profit**
  - Average **21%** or better
- **SG&A/Sales %**
  - Average **15%-16%**
- **Effective tax rate**
  - **26%-28%**

Cash Flow

- **Capital expenditures**
  - **~$47M** for 2025 includes ERP system
- **Cash flow from continuing operations 2025**
  - **$100M** or better

Sequential Quarterly Revenue

- **3Q25**
  - Highest revenue quarter
- **4Q25**
  - Seasonal decline

Note: See our Current Report on Form 8-K dated August 6, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.

APPENDIX

Adjusted Gross Profit Reconciliation

	THREE MONTHS ENDED						SIX MONTHS ENDED			
($ millions)	June 30, 2025		March 31, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 798		$ 712		$ 799		$ 1,510		$ 1,576	
Gross profit	$ 151	18.9%	$ 142	19.9%	$ 169	21.2%	$ 293	19.4%	$ 328	20.8%
Depreciation and amortization	7		5		5		12		10	
Amortization of intangibles	4		5		5		9		10	
Increase in LIFO reserve	10		1		1		11		2	
Adjusted Gross Profit	$ 172	21.6%	$ 153	21.5%	$ 180	22.5%	$ 325	21.5%	$ 350	22.2%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated August 6, 2025.

Adjusted SG&A Reconciliation

	THREE MONTHS ENDED						SIX MONTHS ENDED			
($ millions)	June 30, 2025		March 31, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 798**		**$ 712**		**$ 799**		**$ 1,510**		**$ 1,576**	
SG&A	**$ 130**	**16.3%**	**$ 124**	**17.4%**	**$ 122**	**15.3%**	**$ 254**	**16.8%**	**$ 242**	**15.4%**
Facility closures	-		-		(1)		-		(1)	
Internal control remediation	-		(2)		-		(2)		-	
Non-recurring other legal and consulting costs	(6)		(1)		-		(7)		-	
Activism response legal and consulting fees	-		-		(1)		-		(4)	
Adjusted SG&A	**$ 124**	**15.5%**	**$ 121**	**17.0%**	**$ 120**	**15.0%**	**$ 245**	**16.2%**	**$ 237**	**15.0%**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated August 6, 2025.

Adjusted EBITDA Reconciliation

APPENDIX

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2025		March 31, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 798		$ 712		$ 799		$ 1,510		$ 1,576	
Net income (loss)	$ 13	1.6%	$ (22)	(3.1)%	$ 30	3.8%	$ (9)	(0.6)%	$ 49	3.1%
Loss from discontinued operations, net of tax	-		30		-		30		1	
Net income from continuing operations	13	1.6%	8	1.1%	30	3.8%	21	1.4%	50	3.2%
Income tax expense	5		1		12		6		20	
Interest expense	10		9		7		19		15	
Depreciation and amortization	7		5		5		12		10	
Amortization of intangibles	4		5		5		9		10	
Facility closures	-		-		1		-		1	
Increase in LIFO reserve	10		1		1		11		2	
Equity-based compensation expense	4		4		3		8		7	
Internal control remediation	-		2		-		2		-	
Non-recurring other legal and consulting costs	6		1		-		7		-	
Activism response, legal and consulting costs	-		-		1		-		4	
Write-off of debt issuance costs	-		-		-		-		1	
Asset disposal	(3)		-		-		(3)		1	
Foreign currency (gains) losses	(2)		-		-		(2)		1	
Adjusted EBITDA	$ 54	6.8%	$ 36	5.1%	$ 65	8.1%	$ 90	6.0%	$ 122	7.7%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 6, 2025.

Adjusted Net Income from Continuing Operations Reconciliation

($ millions)	THREE MONTHS ENDED			SIX MONTHS ENDED	
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss)	$ 13	$ (22)	$ 30	$ (9)	$ 49
Loss from discontinued operations, net of tax	-	30	-	30	1
Net income from continuing operations	13	8	30	21	50
Facility closures, net of tax	-	-	1	-	1
Asset disposal, net of tax	(2)	-	-	(2)	1
Internal control remediation, net of tax	-	2	-	2	-
Non-recurring other legal and consulting costs, net of tax	4	1	-	5	-
Activism response, legal and consulting costs, net of tax	-	-	1	-	3
Increase in LIFO reserve, net of tax	7	1	1	8	2
Adjusted net income from continuing operations	**$ 22**	**$ 12**	**$ 33**	**$ 34**	**$ 57**

Note: Adjusted net income from continuing operations is a non-GAAP measure. For a discussion of the use of adjusted net income from continuing operations, see our Current Report on Form 8-K dated August 6, 2025.

Net Debt & Leverage Ratio Calculation

APPENDIX

($ millions)	June 30, 2025	March 31, 2025	June 30, 2024
Long-term debt	**$ 445**	**$ 367**	**$ 152**
Plus: current portion of debt obligations	4	4	-
Total debt	**$ 449**	**$ 371**	**$ 152**
Less: cash	75	63	49
Net debt	**$ 374**	**$ 308**	**$ 103**
Net debt	$ 374	$ 308	$ 103
Trailing twelve months adjusted EBITDA	170	181	241
Net debt leverage ratio	**2.2x**	**1.7x**	**0.4x**
Preferred stock	-	-	$ 355
Net debt including preferred stock	-	-	458
Trailing twelve months adjusted EBITDA	N/A	N/A	241
Net debt leverage ratio including preferred stock	**N/A**	**N/A**	**1.9x**

Note: Net debt and net debt leverage ratio are non-GAAP measures. For a discussion of the use of net debt and net debt leverage ratio, see our Current Report on Form 8-K dated August 6, 2025.

Merger Information

APPENDIX

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the merger, DNOW filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of DNOW and MRC Global that also constitutes a prospectus of DNOW common shares to be offered in the merger. Each of DNOW and MRC Global may also file other relevant documents with the SEC regarding the merger. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that DNOW or MRC Global may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Investors and security holders are able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents containing important information about MRC Global, DNOW and the merger, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MRC Global will be available free of charge on MRC Global's website at https://investor.mrcglobal.com/ or by contacting MRC Global's Investor Relations Department by email at Investor.Relations@mrcglobal.com or by phone at (832) 308-2847. Copies of the documents filed with the SEC by DNOW will be available free of charge on DNOW's website at https://ir.dnow.com/ or by contacting DNOW's Investor Relations Department by email at ir@dnow.com or by phone at (281) 823-4006.

Participants in the Solicitation

MRC Global, DNOW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the merger. Information about the directors and executive officers of MRC Global is set forth in MRC Global's proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 17, 2025.

Information about the directors and executive officers of DNOW is set forth in DNOW's proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025.

Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the registration statement, the joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the merger. Free copies of these documents may be obtained as described in the paragraphs above.